The Saratoga Advantage Trust

Supplement dated February 4, 2009 to the Statement of Additional Information

Dated December 31, 2008 of the Saratoga Advantage Trust

Reference is made to the information provided in the first paragraph under the section entitled “TRUSTEES AND OFFICERS” – “Compensation” located on page 36 of the Statement of Additional Information (“SAI”).  This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

At a Board of Trustees’ Meeting held on February 2, 2009, the Independent Trustees unanimously voted that, due to current difficult market conditions, they would temporarily reduce their compensation as follows:  starting on February 3, 2009, the Independent Trustees will receive $2,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $500 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $250 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone. The foregoing represents a 50% reduction in the Independent Trustees’ compensation.  The Independent Trustees will reevaluate restoring compensation to the levels set forth in the SAI as market conditions improve.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.